REITWEEK 2020 JUNE 2-4,2020

SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value-add and redevelopment opportunities, the failure of our property acquisition and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10-K for the period ended December 31, 2019 and in our subsequent quarterly reports on Form 10-Q, including the COVID-19 risk factors set forth in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and in other public reports. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events. www.iretapartments.com 2

COMPANY SNAPSHOT Focused on Growth In Multifamily Increased exposure in Differentiated Minneapolis and Denver Markets Nashville a new target market Internal Growth Enhanced operating platforms Opportunity with minimal capital needs PORTFOLIO SUMMARY Value-Add . Founded in 1970, celebrating 50 Years Opportunity Deep value-add pipeline . Apartment owner/operator with 12,135 homes . Publicly traded since 1997 . Portfolio transformation from diversified to focused multifamily from 2017-2019 . Total capitalization of $1.5 billion(1) Balance Sheet Strong balance sheet with sufficient liquidity to capitalize . Added to the S&P SmallCap 600 Index in 2020 Flexibility on future opportunities Multifamily and Other % of Gross Real Estate Assets Multifamily Other 100% 50% Experienced High caliber management and board executing a sound 0% Leadership strategic plan 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 (1) See page 11 for breakdown www.iretapartments.com 3

PORTFOLIO OVERVIEW Strong Midwest Markets Percent of Pro Forma 2020 NOI by State Mino Avg. Rev per Mino GrandMinot Grand Forks Target Markets Region Homes t Occ. Home (1) Billings t Forks 5% Bismarck 20% Minneapolis, MN 2,355 $1,616 Billings Bismarck Bismarck 49% St. Cloud Rochester, MN 1,711 $1,312 Twin Cities Rapid Grand Forks, ND 1,555 $975 City Rapid City 3% Minneapolis Omah Twin Cities Omaha, NE 1,370 $984 Rapid Rochester City Lincola St. Cloud, MN 1,190 $1,066 Denver n Denver, CO 992 $1,965 Omah a 8% Omaha Bismarck, ND 845 $1,119 Lincol n Billings, MT 749 $1,012 Denver Nashville Denver Minot, ND 712 $1,046 Rapid City, SD 474 $1,045 15% Total / Average 11,953 $1,261 Nashville Nashville New Target Market Denver Recent Acquisitions and Dispositions % of NOI by Market – Pro Forma vs 2017 . Acquired four new properties in our target markets for 30% $215.6 million 25% 20% . $203.1 million in dispositions including 21 apartment 15% communities as we exited secondary and tertiary 10% markets and decreased our exposure in Bismarck and Billings 5% 0% Pro Forma 2017 www.iretapartments.com 4

SAME-STORE TRENDS AND METRICS

Solid Q1 with 3.9% Revenue Growth

First Quarter Comparison by Region

			Year-Over-Year % Change			Wtd Avg	Wtd Avg	Wtd Avg YoY
Region	**% of NOI**	**Homes**	**Revenue**	**Expenses**	**NOI**	**Occupancy(1)**	**Rent(2)**	**Rent Growth**
Minneapolis, MN	23.1%	1,987	3.8%	7.5%	1.1%	94.2%	$1,485	2.8%
Rochester, MN	16.5%	1,711	5.0%	15.1%	(1.5%)	97.1%	$1,239	2.7%
Denver, CO	11.8%	664	6.2%	2.9%	7.8%	95.1%	$1,845	2.2%
Omaha, NE	9.7%	1,370	1.6%	(8.3%)	10.5%	94.3%	$893	2.1%
Grand Forks, ND	9.4%	1,555	4.7%	2.7%	6.9%	95.4%	$900	(0.3%)
St. Cloud, MN	8.2%	1,190	3.9%	(2.9%)	11.3%	94.9%	$945	0.6%
Bismarck, ND	6.9%	845	2.7%	3.3%	2.2%	96.4%	$1,044	1.4%
Billings, MT	6.0%	749	3.5%	0.4%	5.5%	95.8%	$935	3.3%
Minot, ND	4.9%	712	0.3%	0.4%	0.3%	95.1%	$990	(0.3%)
Rapid City, SD	3.5%	474	5.4%	13.2%	(0.3%)	96.9%	$951	2.1%
Total / Average	**100.0%**	**11,257**	**3.9%**	**4.0%**	**3.8%**	**95.3%**	**$1,135**	**1.8%**

(1) Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rent revenue

(2) Weighted average monthly rental rate is scheduled rental revenue divided by the total number of apartment homes. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes

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COVID-19 UPDATE Focusing Efforts to Maintain Collections and Retain Occupancy Impact by State April & May % Credit Card April & May April & May of Total Shelter in Halt of Late Fees Payment Fee 2020 Bad Debt 2020 Bad Debt State Communities Homes Charges Place Order Evictions Prohibited Waiver % of Revenue % of Revenue Minnesota 32 5,438 49.9%     1.6% 0.5% Colorado 3 992 12.8%     2.2% -0.2% Nebraska 6 1,370 8.8%     1.1% -0.1% North Dakota 19 3,112 20.4%     0.5% 0.0% South Dakota 5 474 3.2%     1.1% 1.4% Montana 5 749 4.9%     3.6% 0.4% Total 70 12,135 100.0% 1.5% 0.3% Same-Store Lease-over-Lease Rate Changes Weighted Average Occupancy New Renewal Blended April and May April and May Q1 2020 3.7% 4.2% 2020 2019 1.9% 1.2% 94.8% 95.4% 94.7% (1.2%) (2.1%) May 2020 April 2020 Deferrals Liquidity . As of May 31, 2020 2.3x coverage $188,404 $ in 000’s at Q1 2020 . Granted $189K of deferred rent agreements Cash $21,404 in April and May representing 0.7% of total charges $81,343 $167,000 . $83K or 0.3% of total charges remains LOC availability $45,297 ’20 and ’21 debt maturities deferred $36,046 ’20 and ’21 loan commitments Liquidity Profile Near-Term Funding Obligations www.iretapartments.com 6

OPERATIONAL AND MARGIN-ENHANCING INITIATIVES

Focusing Efforts to Harvest Organic Growth Opportunity from Operational Initiatives

Same-Store Gross Margin [1]



68%
69%
70%
71%
72%
73%
74%
75%
76%
77%
78%
March 2020 (71.5%)
April 2018 (68.1%)
4.7% increase in gross margin

RISEBY5

Same-Store NOI Margin



55%
56%
57%
58%
59%
60%
61%
62%
63%
64%
65%
March 2020 (56.7%)
April 2018 (55.1%)
1.5% increase in NOI margin

RISEBY5

"Rise by 5"

Margin expansion program targets key opportunities to sustainably increase cash flow, including:

- **Revenue optimization include-**
  - Pet Fees – increased 54% Q2017 to 1Q2020
  - Utility Reimbursement – increased 94% from 1Q2017 to 1Q2020
  - Renters Insurance Fees – implemented in 2019 with annualized income of $349,272
- **Lease-end management** to reduce average days vacant
- **Value-add program**
- **Technology solutions include-**
  - Implemented in 2019, an estimated $77k in savings from efficiencies gained through electronic leasing process
  - Virtually staged apartment homes, 3D tours created, virtual leasing videos created
- **Improved processes and training**
- **Procurement and vendor management** driving expense savings

Average Monthly Revenue / Home

Includes rent and other income



$992
$1,237
$1,658
Apr-18 Same-Store Pool
Current Same-Store Pool
Current Non-Same-Store Pool

(1) *Gross Margin is calculated as revenue less controllable expenses as a % of revenue; controllable expenses include repairs & maintenance, utilities, administrative and marketing*

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VALUE-ADD OPPORTUNITY

Enhancing Portfolio Through Value-Add Projects

Highlights

- For 2020, 15 communities have been completed or are in the process of value add projects
- Value-add opportunities across the portfolio feature unit renovations, common areas, and adding amenities including clubhouses, fitness centers, dog park, outdoor kitchens, package locker solutions
- Enhancements improve asset position within the market and maintain competitive advantage.


New SouthFork Clubhouse

Home Renovations

Property	Region	Homes to Renovate	Renovated	Date Complete	Avg. Cost per Unit	Achieved Premium(1)	ROI(2)
Red 20	Minneapolis, MN	130	130	Jan-19	$935	$26	33.8%
Southwind	Grand Forks, ND	9	9	Jun-19	$11,408	$235	17.0%
Park Place	Minneapolis, MN	500	170	In process	$18,673	$254	15.0%
Colonial Villa	Minneapolis, MN	240	158	In process	$9,010	$129	16.1%
SouthFork	Minneapolis, MN	272	15	In process	$15,038	$196	18.2%
Whispering Ridge	Minneapolis, MN	336	20	In process	$6,416	$99	17.6%
Woodridge	Minneapolis, MN	110	7	In process	$6,627	$83	11.3%
Greenfield	Omaha, NE	96	6	In process	$8,978	$110	14.7%
Total		**1,554** (3)	**515**				

(1) *Achieved Premium is reflective of the completed units*
(2) *ROI is defined by* (premium x 12 months + turnover savings minus renovation vacancy loss)/total unit cost
(3) *Total Homes to Renovate excludes properties that are 100% completed*

www.iretapartments.com

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iret

VALUE-ADD CASE STUDY

Enhancing Portfolio Through Value-Add Projects

Opportunity

- SouthFork, a value orientated multifamily community located in a south metro suburb of Minneapolis, was acquired in February 2019 for $44 million.
- Rents were optimized before value-add initiative to redevelop 272 units began in February 2020
- Built over 30 years ago with original finishes, SouthFork provides the opportunity to improve resident experience and revenues through greater investment


Before


After


After

Value- Add Scope

Amenity Additions

- ✓ Clubhouse with leasing office, community room, package lockers
- ✓ Fitness center
- ✓ Dog park
- ✓ Outdoor kitchens

Unit Improvements

- ✓ New cabinet fronts
- ✓ Granite countertops
- ✓ New flooring
- ✓ New stainless steel ENERGY STAR rated appliances
- ✓ New LED light fixtures
- ✓ Framed mirrors
- ✓ New hardware
- ✓ New bathroom hardware and countertops
- ✓ USB ports

Homes to Renovate	Renovated	% Complete	Cost per Unit	Achieved Premium(1)	ROI
272	15	**5%**	**$15,038**	**$196**	**18.2%**

(1) Achieved premium is the average premium on the unit renovations and excludes premium on the common area projects

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CAPITAL RECYCLING Significantly Improved Portfolio We focus our energy and capital on improving Multifamily portfolio quality has improved since 2017 3 Long-Term Metrics FY2017 Today Communities Communities 87 70 Portfolio Quality Homes Homes 12,885 12,135 Homes per Community Homes per Community NAV per Distributable 148 173 Share Cash Growth Buildings Buildings 696 489 Avg Monthly Rent Avg Monthly Rent Over the past 2 years, our capital recycling program has $980 $1,163 enhanced our multifamily portfolio by improving: Gross Margin % Gross Margin % . The quality of our portfolio as evidenced by the increased concentration in Top-50 MSAs 69.3% 71.5% . Core FFO per share % of NOI in % of NOI in . Management calculated NAV per share Top-50 MSA Top-50 MSA 13% 42% www.iretapartments.com 10

MARCH 31, 2020 CAPITAL STRUCTURE Stable and Flexible Balance Sheet % of Wtd Avg Wtd Avg $1.5B Total Capitalization Debt Summary $ Amount Total Int Rate Maturity Total Secured Debt 329,987,796 48% 4.01% 5.54 Debt SummaryTotal Unsecured Debt 353,000,000 52% 3.83% 5.69 $726M Secured Debt $683M Line of Credit (1) 83,000,000 12% 3.39% 2.42 Common 22% Total Debt Equity Term Loans 145,000,000 21% 4.13% 4.64 At $55 per share Private Placement 125,000,000 18% 3.78% 9.08 Unsecured Debt Total Debt 682,987,796 100% 3.92% 5.62 Common 23% Equity Fixed Rate 649,987,796 95% 3.96% 5.78 48% Series C Variable Rate 33,000,000 5% 3.20% 2.42 Preferred 6% $113M Series D Preferred Preferred Equity 1% $117,217 $ in thousands $108,499 Unsecured Debt Secured Debt $75,000 $70,000 LOC $59,900 Term Loan $54,968 $54,179 $47,929 $50,000 $35,827 Private Term Loan Private Placement $9,469 Placement $0 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 % of Total Maturing 1.4% 5.2% 17.2% 7.0% 10.2% 15.9% 8.0% 7.9% 7.3% 11.0% 0.0% 8.8% Weighted Average Interest Rate 4.9% 5.4% 3.6% 4.0% 3.6% 4.3% 3.7% 3.5% 3.7% 3.8% 3.9% www.iretapartments.com 11

RECENT ACQUISITIONS

Focus on Expanding Our Portfolio In Target Markets of Minneapolis and Denver

Ironwood Apartments



Minneapolis, MN

$46.3 million

- A 182-unit community built in 2018
- Conveniently located to Downtown Minneapolis
- Previously financed the development with a $16.6 million mezzanine note and acquired the asset after stabilization
- One, two and three-bedroom units feature quartz countertops, stainless steel appliances, and private balconies with views of golf course & pool deck

Lugano at Cherry Creek



Denver, CO

$99.3 million

- 328 homes and 13,262 square feet of retail on 14.2 acres of land built in 2010
- Centrally located within the Denver metro area
- Fully amenitized clubhouse, outdoor swimming pool, fitness center, and structured parking
- Granite countertops, large cabinets, nine-foot ceilings, walk-in closets, full-sized washer/dryer, and private patios/balconies

FreightYard Townhomes and Flats



Minneapolis, MN

$26.0 million

- Unique 96-home community that was refurbished in 2018 and 2019
- Located in the North Loop, one of the best urban neighborhoods in the Twin Cities
- Historically renovated turn-of-the century warehouse featuring exposed brick and timber design
- One and two-bedroom townhouses and apartment homes feature high ceilings, quartz countertops, stainless steel appliances

www.iretapartments.com

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MINNEAPOLIS Our Largest Market – On-Strategy Capital Allocation Remains as Market Continues to Perform MARKET HIGHLIGHTS . Culturally vibrant and economically diverse metro driven by major employment in health and life sciences, food and water, consumer retail, financial services, and manufacturing; MN is headquarters for 24 Fortune 1,000 companies and the largest private company in the US, Cargill . #6 on U.S. News Best Places to Live in the U.S. . $79,578 median household income, highest in the Midwest and 7th in nation among large metros . Highly educated workforce with 43% of adults holding a Bachelor’s degree or higher, ranking 9th among large metros . Renowned arts culture, 2nd only to New York City in number of theater seats per capita, and leader in outdoor amenities; notably the metro’s bike path and outdoor trail system Communities: 14 Homes: 2,537 MAJOR EMPLOYERS Not pictured: 2 communities in Monticello and 2 communities in Isanti Target UnitedHealth Group Oxbo 71 France Wells Fargo US Bank 3M Best Buy Medtronic General Mills www.iretapartments.com 13

DENVER Maintaining Growth – Robust In-Migration Continues, We Seek Additional Scale, Our Portfolio Performing Well MARKET HIGHLIGHTS . Highly desirable quality of life and recreational amenities with strong appeal for millennials and outdoor enthusiasts . Diverse economy and major hub of technology, energy, aviation and bioscience; 23 Fortune 1,000 companies have their headquarters in CO . #2 on U.S. News Best Places to Live in the U.S. . $79,478 median household income, 8th in nation among large metros . 31% job growth over the past 10 years, outpacing U.S. growth of 17% . Highly educated workforce with 45% of adults holding a Bachelor’s degree or higher, ranking 7th among large metros Communities: 3 Homes: 992 MAJOR EMPLOYERS DaVita Lockheed Martin Westend Dylan Amazon Comcast State of Colorado VF Corp Centura Health Charles Schwab www.iretapartments.com 14

NASHVILLE New Target Market – A National Growth Leader in Household Income, Jobs and Millennial Population MARKET HIGHLIGHTS . True live-work-play community with a lively cultural scene boasting the highest concentration of music industry establishments in the nation and a diverse and growing economy anchored by health care, higher education, advanced manufacturing, logistics, entertainment, and an emerging tech scene . #15 on U.S. News Best Places to Live in the U.S. . Household income growth ranks 5th among U.S. major metros over past five years . 41% job growth over the past 10 years more than doubles U.S. growth of 17%, and is a leader among major metros . Location of future Amazon operations center bringing at least 5,000 jobs with an average pay of $150K per year to the Nashville Yards development in Downtown Nashville MAJOR EMPLOYERS Vanderbilt University Nissan Amazon HCA Healthcare Dollar General AT&T Tractor Supply AllianceBernstein www.iretapartments.com 15

FOCUSED SECONDARY MARKET PRESENCE These Four Markets, Plus Minneapolis-St. Paul and Denver Make Up 81% of Pro Forma NOI Rochester, MN Omaha, NE Grand Forks, ND St. Cloud, MN Population 222,835 955,246 101,017 202,678 Median Household Income $75,176 $66,916 $55,808 $62,863 Unemployment Rate 2.6% 3.3% 2.6% 3.2% Mayo Clinic State of Nebraska University of ND CentraCare Health Major Employers IBM Union Pacific Altru Health State of Minnesota Number of IRET Homes 1,711 1,370 1,555 1,190 Total Multifamily Supply 8,874 72,559 9,554 14,557 Same-Store Average Revenue per Unit(1) $1,312 $984 $975 $1,066 Same-Store Average Revenue per Unit / Median 20.9% 17.6% 21.0% 20.3% Household Income (Monthly) Same-Store Occupancy(2) 97.1% 94.3% 95.4% 94.9% Sources: US Census Bureau, Bureau of Labor Statistics, CoStar, Company Filings and Disclosures (1) 1Q20 Weighted Average Monthly Revenue per Occupied Home (2) 1Q20 Weighted Average Occupancy www.iretapartments.com 16

BEST IN CLASS GOVERNANCE High Caliber Leadership Focused on High Quality Governance Executive Management Team Mark O. Decker, Jr. John A. Kirchmann Anne M. Olson PRESIDENT AND CEO EVP AND CFO EVP AND COO IRET rated ISS’s top score of 1 - indicating highest quality corporate governance practices and lowest governance risk Jeffrey P. Caira Michael T. Dance Mark O. Decker Jr. Emily Nagle Green Linda J. Hall John A. Schissel Mary J. Twinem Terrance P. Maxwell Since 2015 Since 2016 Since 2017 Since 2018 Since 2011 Since 2016 Since 2018 Since 2013 www.iretapartments.com 17

ESG REPORT HIGHLIGHTS Strong Focus on Environmental, Social, and Corporate Governance Completed LED lighting upgrades at 25 communities Energy Efficiency Only ENERGY STAR rated appliances used for replacement Provide shared cost water services encouraging lower consumption Serving the broader communities in which we Water operate and supporting our team members’ Conservation Installed new common area community involvement is important to us. laundry equipment at 10 communities; compliant with Here are some organizations that have received the US-DOE for energy + water sponsorships and financial donations through IRET’s Corporate Giving Initiative: . Habitat for Humanity . Homes for our Troops Utilize low VOC flooring, . YMCA paints, adhesives and . United Way Local Chapter sealants Air Quality . Feed My Starving Children Non-smoking communities . Ronald McDonald House Charities www.iretapartments.com 18

INVESTMENT HIGHLIGHTS Differentiated Market Exposure Internal Growth Opportunities Value-Add Opportunities Flexible Balance Sheet Best in Class Governance www.iretapartments.com 19

Appendix www.iretapartments.com 20

RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations We use the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: depreciation and amortization related to real estate; gains and losses from the sale of certain real estate assets; and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Due to the limitations of the Nareit FFO definition, we have made certain interpretations in applying this definition. We believe that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit's FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT's main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. We believe that FFO, which is a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding our operating performance, primarily because its calculation excludes depreciation and amortization expense on real estate assets, thereby providing an additional perspective on our operating results. We believe that GAAP historical cost depreciation of real estate assets is not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. The exclusion in Nareit’s definition of FFO of impairment write-downs and gains and losses from the sale of real estate assets helps to identify the operating results of the long-term assets that form the base of our investments, and assists management and investors in comparing those operating results between periods. While FFO is widely used by us as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of sufficient cash flow to fund all of our needs or our ability to service indebtedness or make distributions. Core Funds from Operations ("Core FFO") is FFO as adjusted for non-routine items or items not considered core to our business operations. By further adjusting for items that are not considered part of our core business operations, we believe that Core FFO provides investors with additional information to compare our core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. Core FFO is a non-GAAP and non-standardized measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP. www.iretapartments.com 21

RECONCILIATION TO NON-GAAP MEASURES www.iretapartments.com 22

RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain on litigation settlement, and gain/loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure and should not be considered a substitute for operating results determined in accordance with GAAP. Adjusted EBITDA as calculated by us may not be comparable to Adjusted EBITDA reported by other REITs that do not define Adjusted EBITDA exactly as we do. www.iretapartments.com 23